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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 OCTOBER 9, 2003




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      1-13894                   34-1807383
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)






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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          On October 9, 2003 TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a change in the exchange on which its common stock is traded, from the New York Stock Exchange to the American Stock Exchange.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99.1   Press Release dated October 9, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     TRANSPRO, INC.


Date:  October 9, 2003               By:  /s/ Richard A. Wisot
                                          ---------------------
                                          Richard A. Wisot
                                          Vice President, Treasurer, Secretary,
                                          and Chief Financial Officer